Segment Information - Schedule of Segment's Measure of Profit or Loss (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Schedule of Segment's Measure of Profit or Loss [Abstract]
Revenue		$ 49,358	$ 53,205	$ 63,463
Cost of revenue		(56,475)	(49,289)	(59,020)
Administrative expenses
Staff cost		(1,865)	(1,226)	(747)
Legal and professional fees		(712)	(600)	(18)
Lease expenses		(480)	(222)	(53)
Insurance		(288)	(78)	(7)
Office expenses		(122)	(25)	(17)
Depreciation		(59)	(4)	(3)
Others		(91)	(72)	(32)
Share based compensation expenses	[1]	(1,487)
Other segment (expense)/income		(804)	(550)	(1,656)
Income tax expenses		(186)	(241)	(141)
Net (loss) income		$ (13,211)	$ 898	$ 1,769

[1]	During the year ended March 31, 2026, the Company granted an aggregate of 3,000,000 share options (the “Incentive Share Options”) to certain employees under its 2025 Equity Incentive Plan for 3-year services. The awards were granted to attract and retain key personnel, provide additional incentives, and align employees’ interests with those of the Company’s shareholders. Each Incentive Share Option entitles the holder to subscribe for one ordinary share of the Company at an exercise price of US$0 per share. The options vest ratably over the three-year requisite service period, and share-based compensation cost is amortized on a straight-line basis over that same period. For the year ended March 31, 2026, the Company recognized share-based compensation expense of $1,487,000 related to these options.